shadeland Portfolio

COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES

FOR THE Year Ended December 31, 2016 and
for the six months ended june 30, 2017 (unaudited)

Shadeland PORTFOLIO

Contents

Independent Auditors’ Report	3

Combined Statements of Revenues and Certain Expenses	5

Notes to Combined Statements of Revenues and Certain Expenses	6

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders of

Plymouth Industrial REIT, Inc.

Report on the Financial Statements

We have audited the accompanying combined statement of revenues and certain expenses of Shadeland Portfolio for the year ended December 31, 2016, and the related notes to the combined statement of revenues and certain expenses.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of this financial statement in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the financial statement that is free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statement.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statement referred to above presents fairly, in all material respects, the combined revenues and certain expenses, described in Note 2, of Shadeland Portfolio for the year ended December 31, 2016, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

We draw attention to Note 2 to the financial statement, which describes that the accompanying combined financial statement was prepared for the purpose of complying with rules and regulations of the U.S. Securities and Exchange Commission and it is not intended to be a complete presentation of Shadeland Portfolio’s combined revenues and expenses. Our opinion is not modified with respect to that matter.

Boston, MA

September 26, 2017

shadeland PORTFOLIO

CoMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES

FOR THE YEAR ENDED DeCEMBER 31, 2016 and

for the six months ended june 30, 2017 (unaudited)

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016

Revenues
Rental revenue	$899,299	$1,815,158
Tenant reimbursements	450,470	940,357

Total Revenues	1,349,769	2,755,515

Certain Expenses
Utilities	388,483	778,524
Real estate tax	106,650	202,458
Repairs and maintenance	47,452	297,870
Common area maintenance	40,695	103,987
Insurance	40,297	75,085
Management fee	25,807	56,011

Total Certain Expenses	649,384	1,513,935

Revenues in Excess of Certain Expenses	$700,385	$1,241,580

shadeland PORTFOLIO

Notes to CoMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES

FOR THE YEAR ENDED DeCEMBER 31, 2016 and

for the six months ended june 30, 2017 (unaudited)

Note 1 – Description of portfolio

Shadeland Portfolio (the “Portfolio”) consists of a group of two fully-constructed industrial properties located in Indianapolis, Indiana with approximately 607,000 square feet of rentable space. Plymouth Industrial REIT, Inc. (the “Company”) acquired the portfolio on August 11, 2017.

Note 2 – Summary of Significant Accounting Policies

Basis of Presentation

The accompanying combined statements of revenues and certain expenses include the operations of the Portfolio and have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended. Accordingly, the statements are not representative of the actual operations for the periods presented as revenues and certain expenses, which may not be directly attributable to the revenues and expenses expected to be incurred in the future operations of the Portfolio, have been excluded. Such items include depreciation, amortization, interest expense, interest income, and amortization of above- and below-market leases. Management is not aware of any material factors relating to the properties that would cause the reported financial information not to be indicative of future operating results.

Interim Unaudited Information

The statement of revenue and certain expenses for the six month period ended June 30, 2017 is unaudited. In the opinion of the Company, such statement reflects all adjustments necessary for a fair presentation of revenue and certain expenses in accordance with Rule 3-14 of Regulation S-X as described above. All such adjustments are of normal recurring nature.

Use of Estimates

The preparation of the financial statement in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from these estimates.

Revenue Recognition

The Portfolio recognizes rental revenue from tenants on a straight-line basis over the lease term when collectability is reasonably assured and the tenant has taken possession or controls the physical use of the leased asset.

shadeland PORTFOLIO

Notes to CoMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES

FOR THE YEAR ENDED DeCEMBER 31, 2016 and

for the six months ended june 30, 2017 (unaudited)

Note 2 – Summary of Significant Accounting Policies (Continued)

Revenue Recognition (Continued)

Tenant reimbursements related to reimbursements of common area maintenance, utilities and real estate taxes are recognized as revenue in the period the applicable expenses are incurred.

Note 3 – Minimum Future Lease Rentals

Future minimum operating lease payments to be collected under non-cancelable operating leases, excluding other lease payments that are not fixed and determinable, in effect as of June 30, 2017, are as follows by year:

Year Ending December 31,	Amount
2017 (six-month period)	$866,420
2018	1,738,635
2019	1,616,914
2020	1,214,283
2021	1,229,236
Thereafter	4,976,590

Total	$11,642,078

Note 4 – Tenant Concentrations

Two tenants contributed 81% and 84%, respectively, of rental revenue for both the six- months ended June 30, 2017 and the year ended December 31, 2016.

Note 5 – Related Party Transactions

The Portfolio executed a management agreement with First Highland Management and Development Co., an affiliate of the Portfolio, that provides for a management fee equal to 3% of collected rental revenues. For the six month period ended June 30, 2017, fees incurred under the agreement were $25,807. For the year ended December 31, 2016, fees incurred under the agreement were $56,011.

Note 6 – Subsequent Events

The Company’s management evaluated subsequent events through September 26, 2017, the date the financial statement was available to be issued.